The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT
DECEMBER 31, 1998


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Special Bond Fund, Inc. for the fiscal year ending December 31, 1998.

During 1998, First Investors Special Bond Fund returned 1.3% on a net asset value basis, compared to -.4% for the average high yield bond fund as measured by Lipper Inc. After several years of strong returns, the high yield market produced modest returns in 1998. The primary factors that drove the Fund's performance were a deterioration in the high yield market as a result of the "flight to quality," and a perceived credit squeeze. This deterioration trend abated in the fourth quarter of 1998. On the positive side, the Fund's limited exposure to emerging market debt and its focus on higher-rated junk bonds helped its performance, relative to its peer group.

Through the early part of 1998, the financial markets saw a continuation of the positive characteristics exhibited in 1997. The financial system remained supportive, despite widespread emerging markets worries. The equity market continued its strong performance -- the ultimate expression of investor confidence. This stock market strength and the abundance of initial public offerings brought to market provided high yield issuers with a source of financial flexibility and contributed to the positive performance of some issues. Concerns about Asia led the Treasury market to rally early in 1998. Within the high yield market, its long-term historical track record and set of positive fundamentals also encouraged investing. This, in turn, drove issuance to a record pace. High yield bonds were, and are, a comparatively attractive source of capital for funding merger and acquisition activity and other aggressive business plans.

In the second quarter, fear of the Asian contagion and projections of slower economic growth conflicted with the frenetic pace of issuance, and caused quality spreads to widen as investors began to resist the lower yields that they were being asked to accept. In the high yield market, performance leadership shifted to the "upper tier" bonds (relatively stronger junk bond issues) from the "middle tier" bonds (those judged to rank lower -- but not lowest -- in credit strength) where it had been through the first quarter. Extremely aggressive deals, "lower tier issues," deferred pay (zero coupon) bonds and emerging market debt underperformed the market.

During the third quarter, several severe shocks to the world financial system caused risk to be both reassessed and shunned by investors. The Russian default and wider difficulties in emerging markets also negatively impacted the domestic high yield and investment grade bond markets, as well as the equity markets. Temporarily, the high yield market experienced severe liquidity concerns and stratification, which caused upper tier issues to outperform lower tier issues. However, in late October, the market reopened for business as the Fed signaled its determination to prevent a world credit crunch, and the few bond deals sold during this turbulent time provided their investors with especially handsome returns.

The Fund's strong relative performance reflects its long-term investment approach, a credit and quality orientation and its positioning to avoid dependence on perpetual bull markets. The Fund benefited from diversification across industry and structure, low exposure to emerging markets, but especially from its preference for stable to improving companies. While the Fund must accept the inherent risks of the high yield market, it often shuns the more speculative investments that carry the greatest level of risk.

While we continue to believe that the fundamentals of the U.S. economy remain sound, investors should remain aware of the risks involved with investing in the high yield market. Bond funds fluctuate as interest rates change. They also fluctuate based on changes in the credit quality of the bonds they hold. Investments in higher-yielding, lower-rated debt obligations are more sensitive to adverse economic changes or individual corporate developments than are higher-rated investments and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

As this is written, a variety of market conditions appear to make high yield bonds attractive investments. These include buoyant domestic economic activity, a lack of inflation, and a lull in U.S. Treasury demands for capital. To be fair, the valuation level is -- and will likely continue to be -- influenced by concerns about the eventual trade effects from recessions elsewhere. These concerns have caused the previously mentioned flight to quality. A well thought out portfolio strategy provides one with both the opportunity to weather market turbulence, and a good entry point into investments such as the Fund.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ George V. Ganter

George V. Ganter
Vice President
  and Portfolio Manager

January 29, 1999



Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Special Bond Fund, Inc. and the CS First Boston High Yield Index.

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.

         As of December 31, 1998

               SPECIAL     FIRST
                  BOND    BOSTON
Jan-89          $9,300   $10,000
Dec-89           9,158    12,319
Dec-90           8,324    14,001
Dec-91          11,300    14,054
Dec-92          12,945    13,157
Dec-93          15,308    18,914
Dec-94          15,142    22,065
Dec-95          18,285    26,237
Dec-96          20,680    25,983
Dec-97          22,942    30,498
Dec-98          23,239    30,675

[BOXED INFORMATION INSIDE GRAPH:]
                          Average Annual Total Return*
                       N.A.V. Only   S.E.C. Standardized
One Year                 1.29%          (5.79%)
Five Years               8.71%           7.14%
Ten Years                9.59%           8.80%
S.E.C. 30-Day Yield              8.51%

The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 1/1/89 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 1,568 different issues, 1,371 of which are cash pay, 142 are zero-coupon, 15 are step bonds, 7 are pay-in-kind bonds and the remaining 33 are in default. The bonds included in the Index have an average life of 8.2 years, an average maturity of 8.2 years, an average duration of 4.8 years and an average coupon of 10.0%. It is not possible to invest directly in the Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/98) include the reinvestment of all dividends and distributions "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1998
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
                                                                                              Invested
                                                                                              For Each
Principal                                                                                   $10,000 of
   Amount    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS--85.6%
             Aerospace/Defense--1.6%
  $  500M    Moog, Inc., 10%, 2006                                   $        515,000        $     160
-------------------------------------------------------------------------------------------------------
             Apparel/Textiles--2.2%
     700M    Polymer Group, Inc., 9%, 2007                                    696,500              216
-------------------------------------------------------------------------------------------------------
             Automotive--7.6%
     600M    Aftermarket Technology Corp., 12%, 2004                          633,000              196
     700M    Cambridge Industries, Inc., 10 1/4%, 2007                        549,500              170
     500M    Collins & Aikman Products Co., 11 1/2%, 2006                     518,750              161
     750M    Exide Corp., 10%, 2005                                           750,000              233
-------------------------------------------------------------------------------------------------------
                                                                            2,451,250              760
-------------------------------------------------------------------------------------------------------
             Building Materials--1.4%
     500M    Falcon Building Products Corp., 9 1/2%, 2007                     446,250              138
-------------------------------------------------------------------------------------------------------
             Chemicals--2.7%
     800M    Huntsman Polymers Corp., 11 3/4%, 2004                           860,000              267
-------------------------------------------------------------------------------------------------------
             Consumer Products--3.6%
     700M    AKI, Inc., 10 1/2%, 2008+                                        668,500              207
     455M    Hines Horticulture, Inc., 11 3/4%, 2005                          487,988              151
-------------------------------------------------------------------------------------------------------
                                                                            1,156,488              358
-------------------------------------------------------------------------------------------------------
             Containers/Packaging--5.5%
     400M    Plastic Containers, Inc., 10%, 2006                              418,000              130
     600M    Tekni-Plex, Inc., 9 1/4%, 2008                                   629,250              195
     700M    U.S. Can Corp., 10 1/8%, 2006                                    738,500              229
-------------------------------------------------------------------------------------------------------
                                                                            1,785,750              554
-------------------------------------------------------------------------------------------------------
             Durable Goods Manufacturing--1.9%
     640M    Columbus McKinnon Corp., 8 1/2%, 2008                            601,600              186
-------------------------------------------------------------------------------------------------------
             Energy--2.1%
     700M    Stone Energy Corp., 8 3/4%, 2007                                 681,625              211
-------------------------------------------------------------------------------------------------------
             Entertainment/Leisure--3.5%
     600M    Outboard Marine Corp., 10 3/4%, 2008+                            588,000              182
   1,000M    PX Escrow Corp., 0%-9 5/8%, 2006                                 552,500              171
-------------------------------------------------------------------------------------------------------
                                                                            1,140,500              353
-------------------------------------------------------------------------------------------------------
             Healthcare--5.9%
     900M    Integrated Health Services, Inc., 9 1/2%, 2007                   853,875              265
     500M    Leiner Health Products, Inc., 9 5/8%, 2007                       522,500              162
     500M    Tenet Healthcare Corp., 8 5/8%, 2007                             525,000              163
-------------------------------------------------------------------------------------------------------
                                                                            1,901,375              590
-------------------------------------------------------------------------------------------------------
             Machinery/Diversified--1.4%
     500M    Numatics, Inc., 9 5/8%, 2008                                     470,000              146
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--7.0%
     500M    Allbritton Communications Corp., 9 3/4%, 2007                    532,500              165
     700M    Mediacom LLC/Mediacom Capital Corp, 8 1/2%, 2008                 722,750              224
     500M    Sinclair Broadcasting Group, Inc., 9%, 2007                      510,000              158
     500M    Star Choice Communications Inc., 13%, 2005                       502,500              156
-------------------------------------------------------------------------------------------------------
                                                                            2,267,750              703
-------------------------------------------------------------------------------------------------------
             Media (Other)--3.2%
   1,000M    Affiliated Newspaper Investments, Inc., 0%-13 1/4%, 2006       1,032,500              320
-------------------------------------------------------------------------------------------------------
             Mining/Metals--5.6%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                       606,000              188
     800M    CSN Iron, SA, 9 1/8%, 2007+                                      492,000              153
     700M    Euramax International PLC, 11 1/4%, 2006                         703,500              217
-------------------------------------------------------------------------------------------------------
                                                                            1,801,500              558
-------------------------------------------------------------------------------------------------------
             Miscellaneous--7.3%
     500M    Iron Mountain, Inc., 10 1/8%, 2006                               540,000              167
     600M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                  600,000              186
     600M    Loomis Fargo & Co., 10%, 2004                                    594,000              184
     550M    Pierce-Leahy Corp., 11 1/8%, 2006                                610,500              189
-------------------------------------------------------------------------------------------------------
                                                                            2,344,500              726
-------------------------------------------------------------------------------------------------------
             Paper/Forest Products--3.9%
     500M    Container Corp., 11 1/4%, 2004                                   512,500              159
     900M    Fonda Group, Inc., 9 1/2%, 2007                                  751,500              233
-------------------------------------------------------------------------------------------------------
                                                                            1,264,000              392
-------------------------------------------------------------------------------------------------------
             Real Estate/Construction--.7%
     600M    Cathay International Ltd., 13%, 2008+                            231,000               72
-------------------------------------------------------------------------------------------------------
             Telecommunications--16.7%
     500M    21st Century Telecom Group, Inc., 0%-12 1/4%, 2008               211,250               65
     600M    Comcast Cellular Holdings, Inc., 9 1/2%, 2007                    642,000              199
     700M    Facilicom International, Inc., 10 1/2%, 2008                     560,000              174
   1,000M    ICG Services, Inc., 0%-10%, 2008                                 535,000              166
     800M    McCaw International, Ltd., 0%-13%, 2007                          428,000              133
     700M    McLeodUSA, Inc., 9 1/4%, 2007                                    730,625              226
     750M    Netia Holdings BV, 0%-11 1/4%, 2007                              429,375              133
     800M    Powertel, Inc., 0%-12%, 2006                                     584,000              181
     700M    Qwest Communications International, Inc., 0%-9.47%, 2007         540,750              168
     800M    RCN Corp., 0%-11%, 2008                                          440,000              136
     500M    Viatel, Inc., 0%-12 1/2%, 2008                                   287,500               89
-------------------------------------------------------------------------------------------------------
                                                                            5,388,500            1,670
-------------------------------------------------------------------------------------------------------
             Transportation--1.8%
     600M    Eletson Holdings, Inc., 9 1/4%, 2003                             573,000              178
-------------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $29,387,366)          2 227,609,088            8,558
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Principal                                                                                       Amount
Amount,                                                                                       Invested
Shares                                                                                        For Each
or                                                                                          $10,000 of
Warrants     Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--.8%
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--.2%
   1,300   * Echostar Communications Corp. - Class "A"                         62,888               20
-------------------------------------------------------------------------------------------------------
             Media (Other)--.6%
   1,500   * Affiliated Newspaper Investments, Inc. - Class "B"               187,500               58
-------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $31,444)                      250,388               78
-------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.7%
             Durable Goods Manufacturing--.6%
     218     Day International Group, Inc., 12 1/4%                           201,105               62
-------------------------------------------------------------------------------------------------------
             Telecommunications--.1%
     257     Viatel, Inc., 10% Series "A"                                      28,270                9
-------------------------------------------------------------------------------------------------------
             Total Value of Preferred Stocks (cost $232,441)                  229,375               71
-------------------------------------------------------------------------------------------------------
             WARRANTS--.1%
             Gaming/Lodging--.0%
     850   * Goldriver Finance Corp., Liqudating Trust                            850                0
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--.1%
  11,580   * Star Choice Communications, Inc. (expiring 12/15/05)+             30,397                9
-------------------------------------------------------------------------------------------------------
             Telecommunications--.0%
   1,100   * McCaw International, Ltd. (expiring 4/15/07)+                      2,750                1
-------------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $0)                                 33,997               10
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--3.5%
   1,000M    United States Treasury Note, 7%, 2006 (cost $1,087,969)        1,139,063              353
-------------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--6.7%
   1,000M    Ford Motor Credit Co., 5.41%, 1/6/99                             999,248              310
   1,150M    Ford Motor Credit Co., 4.96%, 1/7/99                           1,149,049              356
-------------------------------------------------------------------------------------------------------
             Total Value of Short-Term Corporate Notes (cost $2,148,297)    2,148,297              666
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $32,887,517)          97.4%               31,410,208            9,736
Other Assets, Less Liabilities                          2.6                   849,448              264
-------------------------------------------------------------------------------------------------------
Net Assets                                            100.0%             $ 32,259,656        $  10,000
-------------------------------------------------------------------------------------------------------
+ See Note 5
* Non-income producing

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1998
-------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $32,887,517) (Note 1A)                                  $ 31,410,208
Cash                                                                                                              222,009
Interest receivable                                                                                               671,860
Receivable for capital stock purchased                                                                                930
Other assets                                                                                                        4,373
                                                                                                             ------------
Total Assets                                                                                                   32,309,380


Liabilities
Payable for capital stock redeemed                                                       $     5,080
Accrued advisory fee                                                                          19,804
Accrued expenses                                                                              24,840
                                                                                         -----------

Total Liabilities                                                                                                  49,724
                                                                                                             ------------

Net Asset                                                                                                    $ 32,259,656
                                                                                                             ============

Net Assets Consist of:
Capital paid in                                                                                              $ 36,594,845
Undistributed net investment income                                                                               705,395
Accumulated net realized loss on investment transactions                                                       (3,563,275)
Net unrealized depreciation in value of investments                                                            (1,477,309)
                                                                                                             ------------

Total                                                                                                        $ 32,259,656
                                                                                                             ============
Net Asset Value, Offering Price and Redemption Price Per Share
($32,259,656 divided by 2,719,519 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                                             $11.86
                                                                                                             ============

                             See notes for financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 1998
-----------------------------------------------------------------------------------------

Investment Income

Income:
  Interest                                                      $   3,242,885
  Dividends                                                            45,637
  Consent fees and other income                                        42,360
                                                                -------------

Total income                                                                          $   3,330,882

Expenses (Notes 1 and 4):
  Advisory fee                                                        254,508
  Professional fees                                                    23,609
  Custodian fees                                                        7,583
  Reports and notices to shareholders                                     599
  Other expenses                                                       17,356
                                                                -------------
Total expenses                                                        303,655
Less: Custodian fees paid indirectly                                   (2,146)
                                                                -------------
Net expenses                                                                                301,509
                                                                                      -------------

Net investment income                                                                     3,029,373

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain on investments                                      857,581
Net unrealized depreciation of investments                         (3,371,027)
                                                                -------------

Net loss on investments                                                                  (2,513,446)
                                                                                      -------------

Net Increase in Net Assets Resulting from Operations                                  $     515,927
                                                                                      =============

                             See notes for financial statements


Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
---------------------------------------------------------------------------------------------------

Year Ended December 31                                                  1998              1997
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $   3,029,373      $   3,094,490
Net realized gain on investments                                         857,581            972,414
Net unrealized depreciation of investments                            (3,371,027)          (313,134)
                                                                   -------------      -------------

Net increase in net assets resulting from operations                     515,927          3,753,770
                                                                   -------------      -------------

Dividends to Shareholders
Net investment income                                                 (3,269,565)        (3,378,374)
                                                                   -------------      -------------

Capital Share Transactions (a)
Proceeds from shares sold                                                240,123            163,124
Reinvestment of dividends                                              3,269,565          3,378,373
Cost of shares redeemed                                               (4,577,922)        (4,783,216)
                                                                   -------------      -------------

Net decrease in net assets resulting from share transactions          (1,068,234)        (1,241,719)
                                                                   -------------      -------------

Net decrease in net assets                                            (3,821,872)          (866,323)

Net Assets
Beginning of year                                                     36,081,528         36,947,851
                                                                   -------------      -------------

End of year (including undistributed net investment income of
  $705,395 and $945,587, respectively)                             $  32,259,656      $  36,081,528
                                                                   =============      =============

(a) Capital Shares Issued and Redeemed
    Sold                                                                  18,737             12,765
    Issued for dividends reinvested                                      265,057            264,653
    Redeemed                                                            (364,362)          (374,153)
                                                                   -------------      -------------

Net decrease in capital shares                                           (80,568)           (96,735)
                                                                   =============      =============

                             See notes for financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1998, the Fund had capital loss carryovers of $3,563,275, of which $3,021,871 expires in 1999, $287,903 in 2003 and $253,501 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the year ended December 31, 1998, the Fund's custodian has provided credits in the amount of $2,146 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions -- For the year ended December 31, 1998, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $21,011,163 and $24,114,165, respectively.

At December 31, 1998, the cost of investments for federal income tax purposes was $32,887,517. Accumulated net unrealized depreciation on investments was $1,477,309, consisting of $835,745 gross unrealized appreciation and $2,313,054 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 1998, total directors fees accrued by the Fund amounted to $2,900.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1998, the Fund held seven 144A securities with an aggregate value of $2,482,647 representing 7.7% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of December 31, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker
Philadelphia, Pennsylvania
January 29, 1999



Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          ---------------------------------------------------------
                                                             Year Ended December 31
                                          ---------------------------------------------------------
                                              1998        1997        1996        1995        1994
                                          ---------    --------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Year          $12.89      $12.75      $12.23      $11.03      $12.18
                                          ---------    --------    --------    --------    --------

Income from Investment Operations
 Net investment income                        1.12        1.11        1.17        1.20        1.09
 Net realized and unrealized
  gain (loss) on investments                  (.95)        .23         .37        1.02       (1.22)
                                          ---------    --------    --------    --------    --------

   Total from Investment Operations            .17        1.34        1.54        2.22        (.13)
                                          ---------    --------    --------    --------    --------

Less Distributions from
 Net Investment Income                        1.20        1.20        1.02        1.02        1.02
                                          ---------    --------    --------    --------    --------

Net Asset Value, End of Year                $11.86      $12.89      $12.75      $12.23      $11.03
                                          =========    ========    ========    ========    ========

Total Return(%)+                              1.29       10.94       13.10       20.76       (1.00)
----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)     $32,260     $36,082     $36,948     $38,037     $36,725


Ratio to Average Net Assets:(%)
 Expenses                                      .89         .86         .86         .88         .87
 Net investment income                        8.93        8.60        9.31       10.17        9.38


Portfolio Turnover Rate(%)                      65          53          29          45          54


+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

See notes for financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.


Directors
---------------------------------------

James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
---------------------------------------

Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.
Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.